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                              ING SERIES FUND, INC.

                       Supplement dated November 14, 2003
        to the ING Domestic Equity, Fixed Income and International Funds
                   Statements of Additional Information (SAI)
    dated September 30, 2003, August 1, 2003 and March 1, 2003, respectively

Item "2" contained in the first paragraph of the section entitled "Purchase and Redemption of Shares - Front-End Sales Charge Waivers" located on page 92 of the Domestic Equity Funds' SAI, page 70 of the Fixed Income Funds' SAI, and page 71 of the International Funds' SAI is hereby amended as follows:

     2.  Redemptions from other mutual funds if you:
             - Originally paid a front-end sales charge on the shares and
             - Reinvest the money within 90 days of the redemption date.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE